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                                                                   EXHIBIT 10.1


                        SEASONAL SECURED REVOLVING NOTE



 $
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 Note No.___                                               August 28, 1996


     FOR VALUE RECEIVED, WHAT A WORLD!, INC. ("Borrower"), a Delaware corporation, promises to pay to the order of __________ ("Lender"), the aggregate principal sum of __________________ DOLLARS ($________), or so much thereof as shall be advanced by Lender (or reborrowed by Borrower) shall be outstanding, from time to time, at the address of Lender at _____________ , or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America.

     The entire unpaid principal balance of this Note, together with any accrued and unpaid interest thereon, shall be due and payable in full, in the manner herein set forth, on January 3, 1997 ("Final Payment Date").

     All borrowings and payments shall be made by the Borrower upon five (5) days prior written notice to Lender, except for the principal and interest payment due on the Final Payment Date which shall be made on such Date.

     The payment of principal and interest by Borrower and the performance by Borrower of the other obligations under this Note are secured by that certain Security Agreement of even date

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herewith (as may from time to time be amended or supplemented, the "Security
Agreement") by Borrower in favor of David B. Cornstein, as agent, for his benefit and for the ratable benefit of the Lenders (as such term is defined in the Security Agreement).

     Interest will be calculated on the unpaid principal balance at the close of each day computed on the basis of the actual number of days elapsed over a 360-day year at the rate of twelve percent (12.0%) per annum. Borrower shall not pay to Lender any interest on this Note unless a proportionate amount of interest owing on any other Seasonal Notes (as such term is defined in the Security Agreement) is paid contemporaneously with such payment.

     Any amount payable hereunder which is not paid when due in accordance with this Note shall bear interest to the extent permitted by applicable law until paid in full at a rate per annum equal to fifteen percent (15.0%).

     Borrower shall not borrow or repay any principal under this Note from or to Lender unless a proportionate amount is borrowed or repaid, as the case may be, under any other Notes referred to in the Security Agreement simultaneously with such borrowing or repayment. Lender shall be required to provide funds hereunder only if and to the extent proportionate amounts are provided under any other Notes.

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     Prior to the Maturity Date, interest shall be payable monthly in arrears on the last business day of each month until the Maturity Date, whereupon all accrued and unpaid interest shall be immediately due and payable.

     All payments hereunder shall be applied first to the payment of interest accrued and then to principal.

     The principal amount of each loan made by Lender and the amount of each repayment of principal and payment of interest made by Borrower shall be recorded by Lender on the schedule attached hereto or in the regularly maintained data processing or other records of Lender. The aggregate unpaid principal amount of all loans set forth in such schedule or in such records shall be presumptive evidence of the principal amount owing and unpaid on this Note. Failure, however, by Lender to make any such entry shall not limit or otherwise affect Borrower's obligations under this Note, the Security Agreement or otherwise.

     The following shall constitute an "Event of Default" within the meaning of this Note:
                 (i) the failure of Borrower to make any payment of principal or interest on this Note on the date when such payment is due;

                 (ii) Borrower defaults on any payment of principal or interest on any other obligation for borrowed money or

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            other indebtedness; or Borrower defaults in the performance of any other agreement, term or condition contained in any agreement under which any such obligation is created which would permit the holder or holders of such obligation to cause such obligations to become due prior to any stated maturity;

                 (iii) the failure by Borrower to perform any covenant or
            agreement under this Note or the Security Agreement (collectively, the "Loan Documents");

                 (iv) any representation or warranty made by Borrower in any of the Loan Documents shall be false in any material respect on the date made;

                 (v) Borrower shall make a general assignment for the benefit of its creditors;

                 (vi) the adjudication in bankruptcy of Borrower, or the filing of a voluntary petition by Borrower under any of the provisions of any state or federal bankruptcy laws;

                 (vii) the filing of any answer or other pleading admitting the material allegations of any petition filed against Borrower in any bankruptcy, insolvency or other such proceeding;

                 (viii) the filing of a petition against Borrower under any of the provisions of any state or federal bankruptcy laws and the failure of such petition to be dismissed within forty five days; or

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                 (ix) the petition for, or the appointment of, or possession by, a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of Borrower or any substantial part of its properties or assets.

     In the event of the occurrence of an Event of Default, the unpaid principal amount of this Note and all interest accrued but unpaid thereon shall automatically, without any action by Lender, become immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby waived.

     In the event this Note is referred to an attorney at law for collection after the occurrence of any Event of Default, then, in addition to principal and interest, Lender shall be entitled to collect all costs of collection efforts (including attorneys' fees), whether or not suit on this Note is filed, and all such costs and expenses shall be payable on demand and the payment of which shall be secured by the Security Agreement.

     Borrower covenants and agrees to use the proceeds of this Note solely for the opening of temporary stores, the repayment of trade payables and the purchase of inventory and related expenses necessary for the 1996 Christmas season.

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     This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

     This Note may not be assigned by Borrower, except with the prior written consent of Lender. The terms and provisions of this Note shall inure to the benefit of, and be binding upon, the respective permitted successors and assigns of Lender and Borrower.

     Borrower, for itself and its successors and assigns, hereby waives presentment, protest, demand, diligence, notice of dishonor and of nonpayment, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement and exemption now provided or which may hereafter be provided by any federal or state statute, including, but not limited to, exemptions provided by or allowed under applicable bankruptcy laws, both as to Borrower and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

     This Note shall be governed by and construed and enforced in accordance with the laws of the State of New York. Any legal action or proceeding against Borrower under, arising out of or in any manner relating to the Loan Documents may be brought in any


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state or federal court of competent jurisdiction in the State of New York and
Borrower expressly and irrevocably consents to the non-exclusive jurisdiction of any such court. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby. In no event shall charges constituting interest hereunder exceed the rate permitted under any applicable law or regulation, and if any provision hereof is in contravention of any such law or regulation, such provision shall be deemed amended to conform thereto.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed this Note as of the day and year first above written.

                                     WHAT A WORLD!, INC.



                                     By:
                                        ---------------------------
                                        David F. Miller
                                        President


Attest:



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                                  SCHEDULE OF
                               LOANS AND PAYMENTS
                           OF PRINCIPAL AND INTEREST




                                         Unpaid
        Amount        Principal         Principal       Interest
Date    of Loan        Paid              Balance        Payment
- ----    -------       ---------         ---------       --------





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